UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2026
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2026, CoreWeave, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on four proposals, each of which is described in more detail in the Company's proxy statement filed with the Securities and Exchange Commission on April 22, 2026 (the "Proxy Statement"). At the Annual Meeting, the holders of shares representing 1,233,902,447 votes of the Company’s Class A common stock and Class B common stock, or approximately 85.51% of the combined voting power of all issued and outstanding shares of the Company’s Class A common stock and Class B common stock entitled to vote at the Annual Meeting, were represented in person virtually or by proxy, constituting a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 15, 2026 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.

The results of the voting by the Company's stockholders on the four proposals presented at the Annual Meeting were as follows:

Proposal 1 - Election of Director

The Company’s stockholders approved the election of one Class I director to hold office until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification, retirement, or removal. The voting results were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Michael Intrator	1,073,688,776	78,009,765	82,203,906

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,230,533,541	1,433,238	1,935,668	0

Proposal 3 - Advisory Vote on the Compensation of the Company's Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,146,482,539	2,756,059	2,459,943	82,203,906

Proposal 4 - Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company's Named Executive Officers

The Company's stockholders voted to approve, on an advisory basis, holding future advisory votes on named executive officer compensation every year. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
1,149,884,867	219,374	690,390	903,910	82,203,906

Based on the results of Proposal 4’s advisory vote, and in accordance with the previous recommendation of the Company’s Board of Directors, the Company will hold a nonbinding, advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of stockholder votes on executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer